Exhibit 10.9

EXECUTION COPY

SECOND AMENDMENT TO

RECEIVABLES LOAN, SECURITY AND SERVICING AGREEMENT

THIS SECOND AMENDMENT TO RECEIVABLES LOAN, SECURITY AND SERVICING AGREEMENT dated as of December 17, 2014 (this “Amendment”) is entered into among FLOWERS FINANCE II, LLC, a Delaware limited liability company (the “Borrower”), FLOWERS FOODS, INC., a Georgia corporation (the “Servicer”), NIEUW AMSTERDAM RECEIVABLES CORPORATION, a Delaware corporation, COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK”, NEW YORK BRANCH, as facility agent for the Nieuw Amsterdam Lender Group and as a Committed Lender, and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK”, NEW YORK BRANCH, as administrative agent (the “Administrative Agent”) for each of the Lenders (as defined below).

RECITALS

WHEREAS, the parties refer to that certain Receivables Loan, Security and Servicing Agreement dated as of July 17, 2013, as amended by First Amendment to Receivables Loan, Security and Servicing Agreement dated as of August 7, 2014 (as so amended, the “Existing Loan Agreement” and, as amended by this Amendment and as otherwise amended, supplemented or modified from time to time, the “Loan Agreement”) among the parties to this Amendment. Unless otherwise provided elsewhere herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Loan Agreement; and

WHEREAS, the parties to this Amendment have agreed to amend the Existing Loan Agreement on the terms and conditions set forth in this Amendment;

NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

SECTION 1. Amendments to Existing Loan Agreement. Effective as of the Effective Date (as defined below), subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Existing Loan Agreement is hereby amended as follows:

(a) The first sentence of Section 2.06(b) of the Existing Loan Agreement is hereby amended and restated as follows:

On each Settlement Date, the Borrower shall pay to the Facility Agent for each Lender Group, for the account of the Lenders in such Lender Group, an unused fee (the “Unused Fee”) for each day during the related Accrual Period equal to the product of (x) Unused Fee Rate times (y) the excess, if any, of (i) (A) 102% with respect to Lender Groups that include a Conduit Lender, or 100% with respect to other Lender Groups, of (B) the daily average aggregate Commitments of the Committed Lenders in such Lender Group during the related Accrual Period over (ii) the daily average Advances of the Lenders in such Lender Group outstanding during such Accrual Period.

(b) The last sentence of Section 10.05 of the Existing Loan Agreement is hereby amended and restated as follows:

Notwithstanding the foregoing, without the written consent of each Lender that would be affected thereby, no amendment, waiver or consent shall be effective if the effect thereof would extend the scheduled final maturity of any Advance, waive, reduce or postpone any scheduled repayment; reduce the rate of interest on any Advance or any fee payable hereunder; extend the time for payment of any such interest or fees; reduce the principal amount of any Advance; amend the definition of “Majority Facility Agents”; increase the Commitment or Maximum Conduit Lender Advance Amount of a Lender; extend the scheduled Facility Termination Date; release all or any material portion of the Collateral (except as expressly provided herein) from the Lien created under this Agreement; change the pro rata sharing of payments for the account of the Lenders required hereby; change the Priority of Payments; or amend the definition of “Net Receivables Balance”, “Required Reserve Percentage”; “Dilution Reserve Percentage”, “Loss Reserve Percentage”, “Yield and Fee Reserve Percentage”, “Floor Reserve Percentage” or “Eligible Receivable” or any defined term used directly or indirectly in such defined terms.

SECTION 2. Conditions Precedent. The amendments set forth in Section 1 above shall become effective as of the date hereof (the “Effective Date”) upon the receipt by the Administrative Agent of counterpart signature pages to this Amendment executed by each of the parties to this Amendment.

SECTION 3. Representations and Warranties of the Borrower. Each of the Borrower and the Servicer hereby represents and warrants to each Lender, each Facility Agent and the Administrative Agent that, on and as of the date hereof:

(a) This Amendment has been duly executed and delivered by it, and this Amendment and the Existing Loan Agreement as amended hereby constitute, the legal, valid and binding obligations of it enforceable against it in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law); and

(b) the representations and warranties of it contained in the Loan Agreement or in the other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof, with the same effect as though made on such date (after giving effect to this Amendment), except to the extent such representation or warranty expressly relates only to a prior date.

SECTION 4. Miscellaneous.

(a) This Amendment may be amended, modified, terminated or waived only as provided in Section 10.05 of the Loan Agreement.

(b) Except as expressly modified as contemplated hereby, the Loan Agreement is hereby confirmed to be in full force and effect in accordance with its terms and is hereby ratified and confirmed. This Amendment is intended by the parties to constitute an amendment and modification to, and otherwise to constitute a continuation of, the Loan Agreement, and is not intended by any party and shall not be construed to constitute a novation thereof or of any obligation of any party thereunder. This Amendment shall constitute a Transaction Document.

(c) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns under the Loan Agreement.

(d) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or other electronic image scan transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

(e) The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

(f) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Amendment, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(g) EACH OF THE BORROWER, THE SERVICER, THE ADMINISTRATIVE AGENT, THE FACILITY AGENTS AND THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK”, NEW YORK BRANCH, as Administrative Agent, Committed Lender and Nieuw Amsterdam Facility Agent

By:	/s/ Raymond Dizon
Name: Raymond Dizon
Title: Executive Director

By:	/s/ Stephen G. Adams
Name: Stephen G. Adams
Title: Managing Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION

By:	/s/ Damian Perez
Name: Damian Perez
Title: Vice President

[Signature Page to Second Amendment to Receivables Loan, Security and Servicing Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Robin Reeher
Name: Robin Reeher
Title: Vice President

[Signature Page to Second Amendment to Receivables Loan, Security and Servicing Agreement]

FLOWERS FINANCE II, LLC,
as Borrower

By:	/s/ Kirk L. Tolbert
Name: Kirk L. Tolbert
Title: President

FLOWERS FOODS, INC.,
as Servicer

By:	/s/ Kirk L. Tolbert
Name: Kirk L. Tolbert
Title: Vice President and Treasurer

[Signature Page to Second Amendment to Receivables Loan, Security and Servicing Agreement]